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President & CEO November 16, 2017 Thad Hill Calpine Corporation

Forward-Looking Statements The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Calpine’s current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that Calpine believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material. There can be no assurance that any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. Calpine undertakes no duty to update or revise the information contained herein other than as required by law. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in Calpine’s Quarterly Reports on Form 10-Q for the three months ended March 31, June 30 and September 30, 2017, its Annual Report on Form 10-K for the year ended December 31, 2016 and in other documents that Calpine files with the SEC. Many of these risks, uncertainties and other factors are beyond Calpine’s control and may cause actual results to differ materially from the views, beliefs and estimates expressed herein. Calpine’s reports and other information filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2016, and its Quarterly Report on Form 10-Q for the three months ended September 30, 2017, can be found on the SEC’s website at www.sec.gov and on Calpine’s website at www.calpine.com. Reconciliation to U.S. GAAP Financial Information The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended. Schedules are included herein that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. Calpine Corporation 1 Safe Harbor Statement

Additional Information and Where to Find It This communication may be deemed solicitation material in respect of the proposed acquisition of Calpine by Energy Capital Partners III, LLC (“ECP”). This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Calpine has filed with the SEC preliminary and definitive proxy statements and other relevant documents. The definitive proxy statement has been mailed or otherwise provided to Calpine’s stockholders. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Calpine with the SEC from the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Calpine’s website at www.calpine.com/investor- relations. Participants in the Solicitation Calpine and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Calpine’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Calpine’s directors and executive officers by reading Calpine’s Annual Report on Form 10-K, which was filed with the SEC on February 10, 2017, and proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 29, 2017. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the proxy statement and other relevant documents filed by Calpine with the SEC in connection with the proposed transaction. Additional Information Calpine Corporation 2

0 5 10 15 20 25 30 35 40 CPN DYN NRG VST Ca pa ci ty Wt d A vg Age (Y ea rs ) 0 2,000 4,000 6,000 8,000 10,000 12,000 CPN DYN NRG VST He at R at e (b tu/ kw h) As of September 30, 2017 West Texas East Who We Are… 3 Market Calpine Rank (MW Gas-Fired Capacity) Texas #1 California #1 New England #3 Mid-Atlantic #4 Geographic diversity and market scale objectives have been successfully achieved Nation’s largest natural gas, cogeneration and baseload renewable power provider … Modern Efficient Clean Calpine’s 2016 steam- adjusted heat rate was 7,386 Calpine Corporation 0 1 2 3 4 CPN DYN NRG VST SO 2 lb s/ MW h 0 500 1,000 1,500 2,000 2,500 CPN DYN NRG VST CO 2 lbs /MW h

Who We Are (cont'd)...

... with recent expansion into complementary retail business ...


West
Retail Delivered Load: ~7 million MWh
Generation: ~26 million MWh
Texas
Retail Delivered Load: ~19 million MWh
Generation: ~48 million MWh
East
Retail Delivered Load: ~36 million MWh
Generation: ~36 million MWh
Retail Presence
Retail Office
Wholesale Power Plant

Figures reflect 2016 MWh

Strategically Expanded Retail Customer Base


National
Local
Geographic Scope
North American Power
Champion
Champion
Solutions
Residential
Small Businesses
C&I Broker
C&I Direct
C&I Consultative
Low
Product Customization
High

Leading Retail Platform with Three Distinct Customer Channels; Complementary Accretive Acquisitions at 3x – 5x EBITDA

Calpine Corporation 4

Why Calpine is Advantaged

Clean, Flexible Wholesale Fleet

- Efficient natural gas-fired power plants capable of meeting ramping needs of evolving power grids
- Nation's largest operator of combined heat and power resources and baseload renewables
- Dedication to best-in-class operations and maintenance preserves competitive advantage

Power Markets

Texas: "Something's gotta give"

+ Load growth continues
+ New retirements announced and no new builds
– More renewables coming, but growth may slow

East: "Location, location, location"

+ EMAAC continues to separate at a premium
– Backwardated forward energy curve

California: "Physics will prevail"

– Energy markets challenged by renewables
+ Significant recent and potential future retirements

▲ *Integrated platform* ▼

Expanded Customer Channels

- Consistent wholesale origination efforts to meet customer needs under contracts
- Retail platform now complete
  - Residential
  - Indirect C&I
  - Direct C&I
- Customer focus provides opportunity for stable (and increased) Adjusted EBITDA

Government/Regulatory Environment

+ Price formation debate underway

– DOE NOPR to FERC

– Nuclear interference in competitive markets and some state RPS, but…

+ …Commitment from RTOs to preserve market philosophy

Calpine's Position in Evolving Power Industry Creates a Compelling Value Opportunity

Calpine Corporation 5

$52 $44 $42 Peer (current) 2013-2015 3 Year Avg 2016 Who le sal e Ga s Fl ee t C os ts ($ /kW ) 110 57 56 30 2013A 2014A 2015A 2016A 1.25 0.94 0.88 0.64 0.73 0.55 2008-2011 Average 2012A 2013A 2014A 2015A 2016A Operating Safely, Responsibly & Effectively Calpine Corporation 6 Continuous Safety Improvement Responsibly Limiting Environmental Impact1 Success Drivers: People • Strong environmental and safety culture • Average Operator III tenure of nearly 12 years • Enhanced safety programs Procurement Strength • Utilizing master purchasing agreements and economies of scale to manage operating expenses Calpine Cost Leadership2 To tal R e p or ta b le I n c id e n t Ra te Top Quartile 1 Navigant Consulting Generation Knowledge System reports top quartile of 37 events. 2 Source for peer current cost and target: NRG investor presentation, 7/12/17. CPN costs exclude Geysers and Retail. Peer Cost Target

$12 $13 $14 $15 $16 $17 $18 $19 2018 2019 2020 Ho us to n Spar k Spr ead ($/ M W h) 04/13/17 07/14/17 10/13/17 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 10 12 14 16 18 20 22 24N or Ca l N on -Re newa ble S up ply / L oa d (MW ) Hour Ending Load Available Resources Outages $- $50 $100 $150 $200 $250 2018/19 2019/20 2020/21 Au cti on Cleeari ng Price ($ /M W -d ) RTO CPN MW-weighted price EMAAC East: Location, location, location Texas: Something’s gotta give California: Physics will prevail 7 Calpine Corporation 3 1 Source: CAISO, Calpine. Data shown for 6/21/17. Calculation of non-renewable supply excludes wind, solar, geothermal and estimated hydro in Northern California, as well as net imports. 2 Spark spreads based on 7,000 Btu/kWh heat rate. 3 Prices shown for Capacity Performance product in all years. CPN reflects MW-weighted average clearing price for capacity that cleared in each auction and does not include any capacity sold under bilateral contracts. 2 During Recent Heat Wave, Northern Calif. Operated at a Tight Margin On-Peak Spark Spread Rally Recent Events Shaping Landscape of Texas Power Market Locationally Advantaged PJM Fleet Benefits from Premium Zone Separation Key Debate Remains Market Design Integrity in Face of State Actions • Looking ahead: ‒ Diablo Canyon nuclear plant to retire ‒ Several thousand MW of once-through-cooling retirements underway ‒ Per CAISO report, potential for additional retirements of uneconomic gas-fired resources • How will CAISO and other stakeholders react? ‒ Peaker RMRs ‒ Metcalf RMR • Panda bankruptcy • Potential ExGen bankruptcy? • Retirements of Clear Lake, Greens Bayou • Upcoming Vistra coal retirements (~4 GW) • Cancellation of development projects (CPN, NRG) • PUCT consideration of Hogan/Pope report + Proposed tariff reforms in PJM and ISO-NE to address subsidized resources • Nuclear bailout efforts: + Battles underway in CT, OH, NJ, PA; trending positively – IL and NY courts dismissed complaints; IL appeal filed and granted + New FERC commissioner appointments ? DOE NOPR to FERC What happens with: • Nuclear / OTC retirements • Potential retirements of gas-fired resources 1 Total Non-Renewable Supply Regional Power Market Trends Non-renewable: Recent Heat Wave Demonstrates Gas Assets Critical Now and for the Foreseeable Future

We're Not Waiting on Markets;
Current Efforts Underway

Relentless Portfolio Management

What We've Done Already

- Discontinued operations at uneconomic plants
  - Sutter
  - Clear Lake
  - South Point
- Divested non-core assets
  - Osprey
  - Mankato

What's New / To Come

- Managing CA peaker portfolio
- Complete York II
- Washington Parish construction and sale[1] to Entergy Louisiana by 2020
- Guadalupe Peaker canceled; PPA with Guadalupe Valley
- As always, we constantly review asset monetization opportunities

Prudent Balance Sheet / Cost Management

Planned Debt Paydown ($ in millions)



3Q: ~75% complete
~$850
$550
$46
$53
$200
$600
$400
$200
$1,230
$750
$280
$200
2017E
2018E
2019E
Amortization
Solutions Bridge
2022 Notes
2023 Notes
2019 Term Loan
Pasadena
OMEC

~$2.7 billion *paydown over next three years*

~75% *Pre-rumor market cap[2]*

Evolution into Integrated Platform

Rapid and Effective Expansion of Retail Platform

Retail Delivered Load Served as % of Wholesale Generation



<5%
~25%
~75%
2015A
2016A
2017E

Retail integration underway:

- Aligning systems / processes across retail organization
- Leveraging wholesale fleet to create innovative asset-backed retail products

[1] Subject to regulatory approval and other conditions. [2] Based upon closing stock price as of 5/9/17.

Calpine Corporation 8

Calpine Corporation 9 Active Portfolio Management Timing Transaction Region Capacity Capital Economics 1Q16 Granite Ridge Energy Center ISONE 745 MW $500 4Q14 Fore River Generating Station ISONE 809 MW $530 1Q14 Guadalupe Energy Center ERCOT 1,050 MW $625 4Q12 Bosque Energy Center ERCOT 800 MW $432 2Q10 Conectiv Portfolio PJM ~4,500 MW $1,650 1Q17E Osprey Energy Center Southeast 599 MW $166 3Q16 Mankato Energy Center MISO 375 MW $395.5 2Q14 Southeast “Six Pack” Southeast ~3,500 MW $1,570 4Q12 Broad River Energy Center Southeast 847 MW $427 4Q12 Riverside Energy Center MISO 603 MW $392 4Q10 Freestone Energy Center ERCOT 1,038 MW $215 2Q10 Colorado Portfolio West 931 MW $739 $3.7 billion of Acquisitions $3.9 billion of Divestitures ~6x Adjusted EBITDA ~14x Adjusted EBITDA 29% 35% 4% 32% 32% 30% 24% 14% 2010: Today: 77 plants 24.8 GW Southeast West 79 plants 25.9 GW + Retail East East North Texas East ($ in millions)

Introducing the Geysers and its Geology Calpine Corporation 10